EXHIBIT 99.1

Agreement of Joint Filing

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the “Statement”) to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: May 10, 2006

WHITEBOX ADVISORS, LLC

By	/s/ Jonathan D. Wood
Jonathan D. Wood, Chief Financial Officer

WHITEBOX INTERMARKET ADVISORS, LLC

By:	Whitebox Advisors, LLC, Managing Member

By	/s/ Jonathan D. Wood
Jonathan D. Wood, Chief Financial Officer

WHITEBOX INTERMARKET PARTNERS, L.P.

By:	Whitebox Intermarket Advisors, LLC, General Partner

By:	Whitebox Advisors, LLC, Managing Member of General Partner

By	/s/ Jonathan D. Wood
Jonathan D. Wood, Chief Financial Officer

WHITEBOX INTERMARKET FUND, L.P.

By:	Whitebox Intermarket Advisors, LLC, General Partner

By:	Whitebox Advisors, LLC, Managing Member of General Partner

By	/s/ Jonathan D. Wood
Jonathan D. Wood, Chief Financial Officer

WHITEBOX INTERMARKET FUND, LTD.

By:	Whitebox Intermarket Advisors, LLC, General Partner

By:	Whitebox Advisors, LLC, Managing Member of General Partner

By	/s/ Jonathan D. Wood
Jonathan D. Wood, Chief Financial Officer

PANDORA SELECT ADVISORS, LLC

By:	Whitebox Advisors, LLC, Managing Member

By	/s/ Jonathan D. Wood
Jonathan D. Wood, Chief Financial Officer

PANDORA SELECT PARTNERS, L.P.

By:	Pandora Select Advisors, LLC, General Partner

By:	Whitebox Advisors, LLC, Managing Member of General Partner

By	/s/ Jonathan D. Wood
Jonathan D. Wood, Chief Financial Officer

PANDORA SELECT FUND, L.P.

By:	Pandora Select Advisors, LLC, General Partner

By:	Whitebox Advisors, LLC, Managing Member of General Partner

By	/s/ Jonathan D. Wood
Jonathan D. Wood, Chief Financial Officer

PANDORA SELECT FUND, LTD.

By:	Pandora Select Advisors, LLC, General Partner

By:	Whitebox Advisors, LLC, Managing Member of General Partner

By	/s/ Jonathan D. Wood
Jonathan D. Wood, Chief Financial Officer